Exhibit 99.1

ICON ECI Fund Sixteen

PORTFOLIO OVERVIEW
SECOND QUARTER 2016

Table of Contents

Introduction to Portfolio Overview	1

Disposition During the Quarter	1

Disposition Following the Quarter	1

Portfolio Overview	2

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	5

Financial Statements	7

Forward Looking Statements	11

Additional Information	11

ICON ECI Fund Sixteen

As of September 30, 2016

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2016. References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund’s offering period commenced on July 1, 2013 and ended on December 31, 2014. Our Managing Owner determined to cease the offering period earlier than originally anticipated as a result of lower than expected offering proceeds being raised. As of November 12, 2013, we raised a minimum of $1,200,000 from the sale of our Class A shares and Class I shares, at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering on July 1, 2013 through December 31, 2014, we sold 17,189 Class A shares and 410 Class I shares, representing an aggregate of $17,469,610 of capital contributions. Our operating period commenced on January 1, 2015. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended June 30, 2016:

Challenge Mfg. Company, LLC
Structure:	Lease	Collateral:	Auxiliary support equipment and robots.
Disposition Date:	6/8/2016
The Fund’s Investment:	$3,988,000
Total Proceeds Received:	$4,360,000

Disposition Following the Quarter

The Fund disposed of the following investment after the quarter ended June 30, 2016:

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Disposition Date:	8/8/2016
The Fund’s Investment:	$2,500,000
Total Proceeds Received:	$3,076,000

ICON ECI Fund Sixteen

Portfolio Overview

As of June 30, 2016, our portfolio consisted of the following investments:

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment
Expiration Date:	2/28/2018	Net Carrying Value:	$942,411 (1)
Current Status:	Performing	Credit Loss Reserve:	None

Fugro N.V.
Structure:	Lease	Collateral:	Two mini geotechnical drilling vessels
Expiration Date:	12/24/2027	Net Carrying Value:	$2,384,120 (1)
Current Status:	Performing	Credit Loss Reserve:	None

Geokinetics, Inc.
Structure:	Lease	Collateral:	Land-based seismic testing equipment
Expiration Date:	8/31/2017	Net Carrying Value:	$2,775,622 (2)
Current Status:	Performing	Credit Loss Reserve:	None

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers
Maturity Date:	9/24/2020	Net Carrying Value:	$2,605,987 (3)
Current Status:	Performing	Credit Loss Reserve:	None

(1) Net carrying value of our investment in joint ventures is calculated as follows: investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.

(2)This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease. Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income. Net carrying value represents our proportionate share of the investment and includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders.

(3)Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less deferred fees.

ICON ECI Fund Sixteen

Revolving Line of Credit

We have an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through May 30, 2017of up to $5,000,000 (the “Facility”), which is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility.

As of December 31, 2015, we had $1,500,000 outstanding under the Facility, of which we repaid $1,000,000 and $500,000 on February 9, 2016 and March 29, 2016, respectively. At June 30, 2016, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

Performance Analysis

Capital Invested as of June 30, 2016	$20,525,515
Leverage Ratio	0.04:1*
% of Receivables Collected for the Quarter Ended June 30, 2016	100%**

* Leverage ratio is defined as total liabilities divided by total equity.

** Collections as of September 30, 2016.

One of our objectives is to provide cash distributions to our shareholders. In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations. We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP. Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time. We define CABO as the net change in cash during the period plus distributions to shareholders and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of shares during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful. CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity. CABO should be reviewed in conjunction with other measurements as an indication of our performance.

ICON ECI Fund Sixteen

Performance Analysis (continued)

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to shareholders, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Shareholders

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations. By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement

+ distributions to Shareholders during the period

+ investments made during the period

- debt proceeds to be specifically used to make an investment

- net proceeds from the sale of Shares during the period

= CABO

Cash Available From Business Operations

for the Period January 1, 2016 through June 30, 2016

Cash balance at January 1, 2016	$1,672,868
Cash balance at June 30, 2016	$4,668,093

Net change in cash		$2,995,225

Add Back:
Distributions paid to shareholders from January 1, 2016 through June 30, 2016		$711,392

Cash Available from Business Operations (CABO)		$3,706,617	(1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

ICON ECI Fund Sixteen

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we paid or pay certain fees and reimbursements to these parties. We paid or pay CĪON Securities (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares. During the three and six months ended June 30, 2016, we paid distribution fees of $1,017.

In addition, we reimbursed our Investment Manager and its affiliates for a portion of organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses was capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates.

Through the end of our offering period, our Investment Manager and its affiliates incurred, on our behalf, organization and offering expenses of $1,759,237, of which our Investment Manager and its affiliates determined only to seek reimbursement of $239,758.

We pay our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments.

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return We paid distributions to our Managing Owner of $3,575 and $7,114 for the three and six months ended June 30, 2016, respectively. We paid distributions to our Managing Owner of $3,585 and $7,051 for the three and six months ended June 30, 2015, respectively. Additionally, our Managing Owner’s interest in the net (loss) income attributable to us was $(1,028) and $1,360 for the three and six months ended June 30, 2016, respectively. Our Managing Owner’s interest in the net income attributable to us was $837 and $1,076 for the three and six months ended June 30, 2015, respectively.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

Fees and other expenses incurred by us to our Investment Manager or its affiliates were as follows:

			Three Months Ended June 30,		Six Months Ended June 30,
Entity	Capacity	Description	2016	2015	2016	2015
ICON Capital, LLC	Investment Manager	Management fees (1)	$75,811	$41,065	$119,330	$82,125
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (1)	109,253	113,980	220,264	236,835
			$185,064	$155,045	$339,594	$318,960

(1)	Amount charged directly to operations.

At June 30, 2016, we had a net payable of $120,852 due to our Investment Manager and affiliates that primarily consisted of administrative expense reimbursements of $109,253. At December 31, 2015, we had a net payable of $553,021 due to our Investment Manager and affiliates that primarily consisted of acquisition fees of $399,865 and administrative expense reimbursements of $188,537.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Balance Sheets

	June 30,	December 31,
	2016	2015
	(unaudited)
Assets
Cash	$4,668,093	$1,672,868
Net investment in note receivable	2,605,987	2,618,465
Net investment in finance lease	5,325,955	6,565,745
Investment in joint ventures	3,333,490	8,164,949
Other assets	56,841	100,162
Total assets	$15,990,366	$19,122,189
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates, net	$120,852	$553,021
Revolving line of credit, recourse	-	1,500,000
Accrued expenses and other liabilities	540,274	572,469
Total liabilities	661,126	2,625,490

Equity:
Shareholders' capital
Class A	12,476,731	13,039,024
Class I	299,739	312,845
Total shareholders' capital	12,776,470	13,351,869
Noncontrolling interests	2,552,770	3,144,830
Total equity	15,329,240	16,496,699
Total liabilities and equity	$15,990,366	$19,122,189

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue:
Finance income	$203,398	$281,722	$421,486	$577,126
Income from investment in joint ventures	107,158	221,547	464,540	269,892
Gain on sale of investment in joint ventures	19,566	-	19,566	-
Total revenue	330,122	503,269	905,592	847,018

Expenses:
Management fees	75,811	41,065	119,330	82,125
Administrative expense reimbursements	109,253	113,980	220,264	236,835
General and administrative	171,323	152,398	263,159	195,823
Interest	7,219	6,518	20,971	14,463
Total expenses	363,606	313,961	623,724	529,246
Net (loss) income	(33,484)	189,308	281,868	317,772
Less: net income attributable to noncontrolling interests	69,292	105,661	145,875	210,218
Net (loss) income attributable to Fund Sixteen	$(102,776)	$83,647	$135,993	$107,554

Net (loss) income attributable to Fund Sixteen allocable to:
Additional Class A shareholders and Class I shareholders	$(101,748)	$82,810	$134,633	$106,478
Managing Owner	(1,028)	837	1,360	1,076
	$(102,776)	$83,647	$135,993	$107,554

Additional Class A shares:
Net (loss) income attributable to Fund Sixteen allocable to additional Class A shareholders	$(99,456)	$80,781	$131,333	$103,800
Weighted average number of additional Class A shares outstanding	17,189	17,189	17,189	17,189
Net (loss) income attributable to Fund Sixteen per weighted average additional Class A share	$(5.79)	$4.70	$7.64	$6.04

Class I shares:
Net (loss) income attributable to Fund Sixteen allocable to Class I shareholders	$(2,292)	$2,029	$3,300	$2,678
Weighted average number of Class I shares outstanding	410	410	410	410
Net (loss) income attributable to Fund Sixteen per weighted average Class I share	$(5.59)	$4.95	$8.05	$6.53

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Statements of Changes in Equity

	Class A						Class I
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders			Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Noncontrolling Interests	Shares	Amount
Balance, December 31, 2015	0.001	$(24,036)	17,189	$13,063,060	17,189	$13,039,024	410	$312,845	$3,144,830	17,599	$16,496,699

Net income	-	2,388	-	230,789	-	233,177	-	5,592	76,583	-	315,352
Distributions	-	(3,539)	-	(342,218)	-	(345,757)	-	(8,162)	(288,306)	-	(642,225)
Balance, March 31, 2016 (unaudited)	0.001	(25,187)	17,189	12,951,631	17,189	12,926,444	410	310,275	2,933,107	17,599	16,169,826

Net (loss) income	-	(1,028)	-	(99,456)	-	(100,484)	-	(2,292)	69,292	-	(33,484)
Distributions	-	(3,575)	-	(345,654)	-	(349,229)	-	(8,244)	(449,629)	-	(807,102)
Balance, June 30, 2016 (unaudited)	0.001	$(29,790)	17,189	$12,506,521	17,189	$12,476,731	410	$299,739	$2,552,770	17,599	$15,329,240

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net income	$281,868	$317,772
Adjustments to reconcile net income to net cash used in operating activities:
Finance income	75,344	42,152
Income from investment in joint ventures	(464,540)	(269,892)
Gain on sale of investment in joint ventures	(19,566)	-
Interest expense from amortization of debt financing costs	4,372	5,895
Interest expense, other	7,219	8,568
Changes in operating assets and liabilities:
Other assets	38,949	(137,430)
Due to Investment Manager and affiliates, net	(432,169)	(1,262,877)
Accrued expenses and other liabilities	10,136	(24,698)
Distributions from joint ventures	461,911	307,096
Net cash used in operating activities	(36,476)	(1,013,414)
Cash flows from investing activities:
Proceeds from sale on investment in joint ventures	3,788,373	-
Principal received on finance lease	1,176,924	1,395,536
Investment in joint ventures	-	(15,976)
Distributions received from joint ventures in excess of profits	1,065,281	834,909
Net cash provided by investing activities	6,030,578	2,214,469
Cash flows from financing activities:
Repayment of revolving line of credit, recourse	(1,500,000)	-
Sales and offering expenses paid	(49,550)	-
Investment by noncontrolling interests	-	17,163
Distributions to noncontrolling interests	(737,935)	(897,657)
Distributions to shareholders	(711,392)	(705,055)
Net cash used in financing activities	(2,998,877)	(1,585,549)
Net increase (decrease) in cash	2,995,225	(384,494)
Cash, beginning of period	1,672,868	4,249,074
Cash, end of period	$4,668,093	$3,864,580

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected. We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Disposition Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant. Nevertheless, the reports are immediately available upon your request.

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